PIMCO Funds

Supplement dated May 1, 2023 to the Credit Bond Funds Prospectus dated August 1, 2022, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO High Yield Fund and PIMCO Low Duration Credit Fund (each, a “Fund” and together, the “Funds”)

Effective immediately, the PIMCO High Yield Fund’s portfolio is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO High Yield Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko. Mr. Forgash and Ms. Pier are Managing Directors of PIMCO and Mr. Duko is an Executive Vice President of PIMCO. Ms. Pier has managed the Fund since July 2019, Mr. Forgash has managed the Fund since January 2023 and Mr. Duko has managed the Fund since May 2023.

Effective immediately, the PIMCO Low Duration Credit Fund’s portfolio is jointly and primarily managed by David Forgash, Jason Duko and Michael Levinson. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO Low Duration Credit Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by David Forgash, Jason Duko and Michael Levinson. Mr. Forgash is a Managing Director of PIMCO, and Messrs. Duko and Levinson are Executive Vice Presidents of PIMCO. Messrs. Forgash and Levinson have jointly and primarily managed the Fund since April 2020 and Mr. Duko has jointly and primarily managed the Fund since May 2023.

In addition, effective immediately, disclosure concerning the Funds’ portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO Low Duration Credit	Jason Duko	5/23 5/23

Executive Vice President, PIMCO. Mr. Duko is an executive vice president and portfolio manager in the Newport Beach office focusing on U.S. leveraged finance, including bank loans and collateralized loan obligations (CLOs), high yield, and multi-sector credit strategies. Prior to rejoining PIMCO in 2023, he was at Ares Management, where he was a partner and portfolio manager responsible for managing U.S. bank loan credit strategies. He was at PIMCO from 2011–2018, managing bank loan portfolios and responsible for secondary loan trading across all sectors. Previously, he held roles at Lord Abbett, Nomura Corporate Research and Asset Management (NCRAM), and ING Pilgrim Research. He has investment experience since 2000 and holds an undergraduate degree in finance from Arizona State University.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO High Yield PIMCO High Yield Spectrum PIMCO Low Duration Credit	David Forgash	1/23 1/23 4/20

Managing Director, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

PIMCO Low Duration Credit	Michael Levinson	4/20

Executive Vice President, PIMCO. Mr. Levinson is a leveraged finance portfolio manager and member of the income portfolio management team in the Newport Beach office. He joined the leveraged finance team in 2012 after two years as a credit analyst. Prior to joining PIMCO in 2009, he was a leveraged finance research analyst at Credit Suisse. He has investment experience since 2008 and holds an undergraduate degree from the United States Naval Academy.

PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum	Sonali Pier	2/17 7/19 7/19

Managing Director, PIMCO. Ms. Pier is a portfolio manager focusing on high yield and multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated May 1, 2023 to the Statement of Additional Information dated August 1, 2022, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO High Yield Fund and PIMCO Low Duration Credit Fund (each, a “Fund” and together, the “Funds”)

Effective immediately, the PIMCO High Yield Fund’s portfolio is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko and the PIMCO Low Duration Credit Fund’s portfolio is jointly and primarily managed by David Forgash, Jason Duko and Michael Levinson.

Accordingly, effective immediately, corresponding changes are made to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and the following information is added to such table and accompanying footnotes:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $ millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $ millions)
Duko*
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Companies	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

*	Effective May 1, 2023, Mr. Duko co-manages the PIMCO High Yield Fund ($7.7 billion) and the PIMCO Low Duration Credit Fund ($164.4 million). Information for Mr. Duko is as of March 31, 2023.

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective May 1, 2023, the PIMCO High Yield Fund is jointly and primarily managed by David Forgash, Sonali Pier and Jason Duko. Effective May 1, 2023, the PIMCO Low Duration Credit Fund is jointly and primarily managed by David Forgash, Jason Duko and Michael Levinson.

In addition, effective immediately, the following information is added to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and corresponding changes are made to such table and accompanying footnotes:

	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Duko*	PIMCO High Yield Fund	None
PIMCO Low Duration Credit Fund

*	Effective May 1, 2023, Mr. Duko co-manages the PIMCO High Yield Fund and the PIMCO Low Duration Credit Fund. Information for Mr. Duko is as of March 31, 2023.

Investors Should Retain This Supplement for Future Reference

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